SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO EQUITY GATEWAY FUNDS

Wells Fargo Index Fund

WELLS FARGO LARGE CAP STOCK FUNDS

Wells Fargo Disciplined U.S. Core Fund

Wells Fargo Large Cap Core Fund

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Small Cap Core Fund

(each a “Fund”, together the “Funds”)

At a meeting held on November 9-10, 2017, the Board of Trustees of the Funds approved a change to the sub-adviser for each of the Funds to Wells Capital Management Incorporated (“Wells Capital Management”) in connection with the merger of Golden Capital Management LLC (“Golden”), each Fund’s current sub-adviser,  into Wells Capital Management (the “Merger”). The change will be effective immediately upon completion of the Merger, which is expected to occur on or about January 1, 2018 (the “Effective Date”). With the completion of the Merger, Golden personnel will become exclusively personnel of Wells Capital Management.  The Merger will not result in any change to the services provided to the Funds or to their strategies or fees and expenses.

Effective on the Effective Date, all references in each Fund’s Prospectuses and Statement of Additional Information to Golden as a sub-adviser will be replaced with Wells Capital Management.

November 13, 2017                                                                                                                 EGR117/P901SP